                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                      FOR

                        9 1/2% SENIOR SUBORDINATED NOTES

                                       OF

                             AMC ENTERTAINMENT INC.

                                PURSUANT TO THE

                                 EXCHANGE OFFER

                                 IN RESPECT OF

               ALL OF ITS OUTSTANDING 9 1/2% SENIOR SUBORDINATED

                           NOTES DUE FEBRUARY 1, 2011

                                      FOR

                      9 1/2% EXCHANGE SENIOR SUBORDINATED

                           NOTES DUE FEBRUARY 1, 2011
                             ---------------------

                 PURSUANT TO THE PROSPECTUS DATED APRIL 5, 1999

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
   MAY 10, 1999 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF INITIAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                   TO: THE BANK OF NEW YORK AS EXCHANGE AGENT

         BY MAIL:                     BY FACSIMILE:            BY HAND OR OVERNIGHT COURIER:

   The Bank of New York               (212) 815-6339               The Bank of New York
101 Barclay Street, 7 East                                      101 Barclay Street, 7 East
 New York, New York 10286                                        New York, New York 10286
 Attention: Diane Amoroso         Confirm by Telephone:          Attention: Diane Amoroso
  Reorganization Section              (212) 815-3750              Reorganization Section

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID TENDER OF 9 1/2% SENIOR SUBORDINATED NOTES DUE 2011 (THE "INITIAL NOTES"). THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR INITIAL
      NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT
        WITHDRAW) THEIR INITIAL NOTES TO THE EXCHANGE AGENT PRIOR TO
                              THE EXPIRATION DATE.

    By execution hereof, the undersigned acknowledges receipt of the Prospectus dated April 5, 1999, of AMC Entertainment Inc., a Delaware corporation (the "Company"), as the same may be amended from time to time (the "Prospectus"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/2% Exchange Senior Subordinated Notes due February 1, 2011 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding Initial Notes, upon the terms and subject to the conditions set forth in the Prospectus.

    Unless the context otherwise requires, the term "Holder" means any person in whose name Initial Notes are registered on the register maintained by the Trustee or any other person who has obtained a properly completed bond power from the registered holder, or any person whose Initial Notes are held of record by The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") who desires to deliver such Initial Notes by book-entry transfer at DTC.

    This Letter of Transmittal is to be used by Holders of Initial Notes if: (i) certificates representing Initial Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Initial Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Initial Notes or (iii) delivery of Initial Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures," and, in each case, instructions are not being transmitted through the DTC Automated Tender Program ("ATOP"). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled "Method of Delivery" by checking one of the three boxes therein and supplying the appropriate information, (ii) complete the box entitled "Description of Initial Notes," (iii) if such Holder is an Exchanging Dealer (as defined below) and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes, check the applicable box, (iv) sign this Letter of Transmittal by completing the box entitled "Please Sign Here", (v) if appropriate, check and complete the boxes relating to the "Special Issuance Instructions" and "Special Delivery Instructions," and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to completing this Letter of Transmittal. See "The Exchange Offer--Procedures For Tendering" in the Prospectus.

    DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry transfer to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

    Holders who wish to tender their Initial Notes and who cannot deliver their Initial Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date, or holders who cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender of such Initial Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 below.

    A Holder having Initial Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such broker, dealer, commercial bank, trust company or other nominee if they desire to accept the Exchange Offer with respect to the Initial Notes so registered.

    THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF INITIAL NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

    Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal. See Instruction 11 below.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR INITIAL NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                               METHOD OF DELIVERY

  / /   CHECK HERE IF CERTIFICATES FOR TENDERED INITIAL NOTES ARE BEING
      DELIVERED HEREWITH.

  / / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution: __________________________________________
     Account Number: ______________    Transaction Code Number: ______________

  / / CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT PURSUANT TO INSTRUCTION 2 BELOW AND COMPLETE THE FOLLOWING:
     Name of Registered Holder(s): ___________________________________________
     Window Ticket No. (if any): _____________________________________________
     Date of Execution of Notice of Guaranteed Delivery: _____________________ Name of Eligible Institution that Guaranteed Delivery: __________________ Delivered by Book-Entry Transfer (yes or no): ___________________________ Account Number: ______________ Transaction Code Number: ______________

    List below the Initial Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Initial Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                              DESCRIPTION OF INITIAL NOTES


                                                                        PRINCIPAL AMOUNT
        NAME(S) AND ADDRESS(ES) OF HOLDER(S)             CERTIFICATE    TENDERED (IF LESS
             (PLEASE FILL IN, IF BLANK)                   NUMBERS*         THAN ALL)**
           TOTAL PRINCIPAL AMOUNT OF INITIAL NOTES TENDERED

 *  Need not be completed by Holders tendering by book-entry transfer (see below).
**  Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Prospectus, a Holder will be deemed to have tendered the aggregate principal amount represented by the Initial Notes listed.
    See Instruction 3.

                          FOR EXCHANGING DEALERS ONLY:

    / / CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE AN EXCHANGING DEALER (AS DEFINED BELOW) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH EXCHANGING DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO EXCHANGING DEALERS CHECK THIS BOX, OR IF ALL EXCHANGING DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

    Provide the name of the individual who should receive, on behalf of the Holder, additional copies of the Prospectus, and amendments and supplements thereto, and any notices to suspend and resume use of the Prospectus:
Name: __________________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
Telephone No.: _________________________________________________________________
Facsimile No.: _________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company and as the Trustee under the Indenture for the Initial Notes and the Exchange Notes) with respect to such Initial Notes with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Initial Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Initial Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Initial Notes for transfer of ownership on the books of the Company or the trustee under the Indenture (the "Trustee"), and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms of and conditions of the Exchange Offer as described in the Prospectus.

    The undersigned represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Initial Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Notes tendered hereby or transfer ownership of such Initial Notes on the account books maintained by the Book-Entry Transfer Facility.

    The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived by the Company, in whole or in part), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Initial Notes tendered hereby and, in such event, the Initial Notes not exchanged will be returned to the undersigned at the address shown below.

    THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED INITIAL NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS REASONABLE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS.

    The undersigned, if the undersigned is a beneficial holder, represents, or, if the undersigned is a broker, dealer, commercial bank, trust company or other nominee, represents that it has received representations from the beneficial owners of the Initial Notes (the "Beneficial Owner") stating that:

    (i) neither the Holder nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company, or, if such person is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act, to the extent applicable;

    (ii) the Exchange Notes to be acquired in connection with the Exchange Offer by the Holder and each Beneficial Owner of the Initial Notes are being acquired by the Holder and each such Beneficial Owner in the ordinary course of business of the Holder and each such Beneficial Owner;

    (iii) the Holder and each such Beneficial Owner are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes;

    (iv) the Holder nor such Beneficial Owner did not purchase the Initial Notes directly from us or one of our affiliates for resale pursuant to Rule 144A, Regulation S or other exemption under the Securities Act; and

    (v) if the Holder is an Exchanging Dealer (as defined below) that acquired the Initial Notes as a result of market-making activities or other trading activities, it will deliver the Prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offer (but by so acknowledging and by delivering the Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

    The Holder and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in the no-action letters that are discussed in the Prospectus under the caption "The Exchange Offer--Effect of the Exchange Offer" and may only sell the Exchange Notes acquired by such person pursuant to a registration statement containing the selling security holder information required by Item 507 and 508 of Regulation S-K under the Securities Act, as applicable, or pursuant to an exemption from the registration requirements of the Securities Act.

    EACH BROKER-DEALER WHO ACQUIRED INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (BUT NOT DIRECTLY FROM THE COMPANY OR ANY AFFILIATE OF THE COMPANY) (AN "EXCHANGING DEALER"), BY TENDERING SUCH INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES TO NOTIFY THE COMPANY PRIOR TO USING THE PROSPECTUS IN CONNECTION WITH THE SALE OR TRANSFER OF EXCHANGE NOTES AND THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF
(I) THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO A STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR (II) THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH EXCHANGING DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE EXCHANGING DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

    EACH EXCHANGING DEALER SHOULD CHECK THE BOX HEREIN UNDER THE CAPTION "FOR EXCHANGING DEALERS ONLY" IN ORDER TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS, AND ANY AMENDMENTS AND SUPPLEMENTS THERETO, FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS INITIAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH EXCHANGING DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. IF NO EXCHANGING DEALERS CHECK SUCH BOX, OR IF ALL EXCHANGING DEALERS WHO HAVE CHECKED SUCH BOX SUBSEQUENTLY NOTIFY THE COMPANY OR THE EXCHANGE AGENT THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY HOLDERS WITH ANY NOTICES TO SUSPEND OR RESUME USE OF THE PROSPECTUS.

    For purposes of the Exchange Offer, the Company shall be deemed to have accepted properly tendered Initial Notes for exchange when, as and if the Company has given oral or written notice thereof to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter. If any tendered Initial Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Initial Notes will be returned (except with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

    The undersigned understands that the Company reserves the right, at any time and from time to time, in its sole discretion (subject to its obligation under the Registration Rights Agreement) (i) to delay accepting any Initial Notes, to extend the Exchange Offer or, if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer--Certain Conditions to the Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension or termination to the Exchange Agent or (ii) to amend the terms of the Exchange Offer in any manner.

    The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors and assigns, executors, administrators and trustees in bankruptcy of the undersigned and shall survive the death or incapacity of the undersigned. Tendered Initial Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date in accordance with the terms of the Exchange Offer.

    The undersigned also understands and acknowledges that the Company reserves the right in its sole discretion to (a) purchase or make offers for any Initial Notes that remain outstanding subsequent to the Expiration Date, or, as set forth under "The Exchange Offer--Certain Conditions to the Exchange Offer," to terminate the Exchange Offer and (b) to the extent permitted by applicable law, purchase Initial Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Exchange Offer.

    The undersigned understands that the delivery and surrender of the Initial Notes is not effective, and the risk of loss of the Initial Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Initial Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," the undersigned hereby requests that any Initial Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned and that Exchange Notes be issued in the name(s) of the undersigned (or, in the case of Initial Notes delivered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated herein). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the undersigned hereby requests that any Initial Notes representing principal amounts not tendered or not accepted for exchange and certificates for Exchange Notes be delivered to the undersigned at the address(es) shown below. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Initial Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such Initial Notes be delivered to, and certificates for Exchange Notes be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Initial Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Initial Notes so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

         (TO BE COMPLETED BY ALL HOLDERS OF INITIAL NOTES REGARDLESS OF WHETHER INITIAL NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

      This Letter of Transmittal must be signed by the Holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or, if delivered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Initial Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

      If the signature appearing below is not of the record holder(s) of the Initial Notes, then the record holder(s) must sign a valid bond power.
  X __________________________________ Date: _________________________________
  X __________________________________ Date: _________________________________
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
  Date: ________________________________________ , 1999

  Name(s): ___________________________________________________________________
                                 (PLEASE PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

  Social Security No.: _______________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

  / / CHECK HERE IF YOU ARE A BROKER DEALER WHO ACQUIRED THE INITIAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name: ___________________________________________________________________

     Address: ________________________________________________________________

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

        Certain Signatures Must Be Guaranteed by an Eligible Institution

  ____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

  ____________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER

  ____________________________________________________________________________
                         (INCLUDING AREA CODE) OF FIRM)

  ____________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

  ____________________________________________________________________________
                                 (PRINTED NAME)

  ____________________________________________________________________________
                                    (TITLE)
  Dated: ________________________________________ , 1999

--------------------------------------------------------------------------------

-------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

  To be completed ONLY if certificates for Initial Notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or certificates for Exchange Notes are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Initial Notes" within this Letter of Transmittal.

  Issue:  / / Initial Notes
        / / Exchange Notes
        (CHECK AS APPLICABLE)
  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                   (ZIP CODE)
   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

  Credit Initial Notes not exchanged and delivered by book entry transfer to the Book Entry Transfer Facility account set below:

  ____________________________________________________________________________
                 (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

  Credit Exchange Notes to the Book Entry Transfer Facility account set below:

  ____________________________________________________________________________
                 (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

  To be completed ONLY if certificates for Initial Notes in a principal amount not accepted for exchange or certificates for Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Initial Notes" within the Letter of Transmittal.

  Deliver:  / / Initial Notes

          / / Exchange Notes

          (CHECK AS APPLICABLE)

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

-----------------------------------------------------

                                  INSTRUCTIONS
         Forming Part of the Terms and Conditions of the Exchange Offer

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR INITIAL NOTES OR BOOK-ENTRY CONFIRMATIONS; WITHDRAWAL OF TENDERS.

    To tender Initial Notes in the Exchange Offer, physical delivery of certificates for Initial Notes or confirmation of a book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer Facility of Initial Notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, or in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Tenders of Initial Notes in the Exchange Offer may be made prior to 5:00 p.m., New York City time, on the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING INITIAL NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF INITIAL NOTES WILL BE ACCEPTED. Except as otherwise provided below, the delivery will be made when actually received by the Exchange Agent. THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR THE INITIAL NOTES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY, THE TRUSTEE OR DTC.

    Initial Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. In order to be valid, notice of withdrawal of tendered Initial Notes must comply with the requirements set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

2.  GUARANTEED DELIVERY PROCEDURES.

    Holders who wish to tender their Initial Notes and who cannot deliver their Initial Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date, or holders who cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender of Initial Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

    Pursuant to the guaranteed delivery procedures:

    (i) such tender must be made through an Eligible Institution;

    (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses set forth on the cover of this Letter of Transmittal, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name(s) and address(es) of the registered Holder(s), the certificate number or numbers of such Initial Notes and the principal amount of Initial Notes being tendered, and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or a facsimile thereof), together with certificates for all tendered Initial Notes in proper form for transfer, or a Book-Entry Confirmation with an Agent Message's, as the case may be, and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

   (iii) the Exchange Agent must have received this Letter of Transmittal and certificates for all tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal within three business days after the Expiration Date.

3.  PARTIAL TENDERS.

    Tenders of Initial Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Initial Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Initial Notes" herein. The entire principal amount represented by the certificates for all Initial Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. The entire principal amount of all Initial Notes not tendered or not accepted for exchange will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility designated herein) to the Holder unless otherwise provided in the "Special Issuance Instructions" or "Special Delivery Instructions" boxes of this Letter of Transmittal.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter of Transmittal (or facsimile hereof) is signed by the Holder(s) of the Initial Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Initial Notes.

    If any of the Initial Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal or any Initial Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Initial Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Initial Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Initial Note, nor provide a separate bond power. In any other case, such holder must either properly endorse the Initial Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Initial Notes listed, such Initial Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Initial Notes and guaranteed by an Eligible Institution.

    Endorsements on Initial Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution unless the Initial Notes tendered pursuant thereto are tendered (i) by a registered Holder who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of an Eligible Institution.

5.  SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

    Tendering Holders should indicate in the applicable box or boxes the name and address to which Initial Notes for principal amounts not tendered or not accepted for exchange or certificates for Exchange Notes, if applicable, are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Initial Notes not tendered or not accepted for exchange will be returned, and certificates for Exchange Notes will be sent, to the Holder of the Initial Notes tendered.

6.  TAXPAYER IDENTIFICATION NUMBER.

    Each tendering Holder is required to provide the Exchange Agent with the Holder's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box in Part 2 on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject such Holder to 31% Federal backup withholding tax on any payment made to the Holder with respect to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a Taxpayer Identification Number ("TIN") and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked the Holder should also sign the attached Certification of Awaiting Taxpayer Identification Number. If the Exchange Agent is not provided with a TIN within 60 days thereafter, the Exchange Agent will withholding 31% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent.

7.  TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Initial Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Initial Notes tendered, or if tendered Initial Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Initial Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

8.  IRREGULARITIES.

    All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Initial Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF INITIAL NOTES WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any and all tenders of Initial Notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Initial Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Initial Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Initial Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the Holder) will not constitute a valid tender of Initial Notes and will not entitle the Holder to Exchange Notes. None of the Company, the Trustee, the Exchange Agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any Initial Notes, or incur any liability to Holders for failure to give any such notice.

9.  WAIVER OF CONDITIONS.

    The Company reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Exchange Offer.

10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR INITIAL NOTES.

    Any Holder whose certificates for Initial Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth on the cover of this Letter of Transmittal for the Exchange Agent.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering Initial Notes and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents may be directed to the Exchange Agent, whose address and telephone number appear above.

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder who tenders Initial Notes prior to receipt of the Exchange Notes is required to provide the Exchange Agent with such Holder's correct TIN on the attached Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $500 penalty may be imposed by the Internal Revenue Service ("IRS") and payments, including any Exchange Notes, made to such Holder with respect to Initial Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding. A willful failure to provide a correct TIN may subject a Holder to criminal penalties, including imprisonment.

    Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

    If backup withholding applies, the Exchange Agent is required to withholding 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against such Holder's federal income tax liability, provided that the required information is furnished to the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments, including any Exchange Notes, made with respect to Initial Notes exchanged pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with (i) the Holder's correct TIN by completing the attached form, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that
(A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption from backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Initial Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                    PAYER'S NAME: __________________________

-----------------------------------------------------------------------------------------
           SUBSTITUTE             Part 1--PLEASE PROVIDE        Social Security Number
            FORM W-9              YOUR TIN IN THE BOX AT      OR ------------------------
   Department of the Treasury     RIGHT AND CERTIFY BY          Employer Identification
    Internal Revenue Service      SIGNING AND DATING BELOW              Number
                                  -------------------------------------------------------
                                  Part 2--Certification--Under Penalties of Internal
                                  Revenue Service perjury, I certify that:
  Payer's Request for Taxpayer
  Identification Number (TIN)
                                  (1) The number shown on this form is my correct
                                  Taxpayer Identification Number (or I am waiting for a
                                      number to be Identification Number (TIN) issued to
                                      me) and

                                  (2) I am not subject to backup withholding because: (a)
                                  I am exempt from backup withholding or (b) have not
                                      been notified by the Internal Revenue Service (IRS)
                                      that I am subject to backup withholding as a result
                                      of a failure to report all interest or dividends or
                                      (c) the IRS has notified me that I am no longer
                                      subject to backup withholding.
                                  -------------------------------------------------------

                                  Part 3--Awaiting TIN / /
-----------------------------------------------------------------------------------------
 CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 Signature ------------------------------------------------------------- Date
 ---------------
-----------------------------------------------------------------------------------------

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

       --------------------------------------------------------
                                           Signature

       --------------------------------------------------------
                                           Date